Exhibit 10.28

TERMINATION AND

REGISTRATION RIGHTS AGREEMENT

This Agreement (this “Agreement”) is made and entered into as of June 16, 2015 among Unique Fabricating, Inc., a Delaware corporation (the “Company”), and Peninsula Fund V Limited Partnership, a Delaware limited partnership (the “Investor”).

WHEREAS, the Company and the Investor are parties to that certain Stock Purchase Agreement, dated as of March 18, 2013, as amended pursuant to that certain First Amendment to Stock Purchase Agreement dated as of December 18, 2013 (as amended, the “Purchase Agreement”), pursuant to which the Investor has certain put rights (the “Put Rights”); and

WHEREAS, in connection with the Company’s initial public offering, the Company has requested and Peninsula has agreed to terminate the Purchase Agreement including the Put Rights; and

WHEREAS, the Company and the Investor are parties to that certain Stockholders Agreement, dated as of March 18, 2013, as amended pursuant to that certain First Amendment to Stockholders Agreement dated as of June 16, 2015 (as amended, the “Stockholders Agreement”), pursuant to which the Investor has certain piggy-back registration rights;

WHEREAS, in consideration of the Investor’s agreement to terminate the Stock Purchase Agreement, the parties hereto desire to enter into this Agreement in order to grant certain demand registration rights to the Investor as set forth below, which rights are in supplement to the piggy-back registration rights provided by the Stockholders Agreement, as amended.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties hereto agree as follows:

1.           Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person means any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Board” means the board of directors (or any successor governing body) of the Company.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act and the Exchange Act at the time.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

“Company” has the meaning set forth in the preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise.

“Controlling Person” has the meaning set forth in Section 5(a).

“Demand Registration” has the meaning set forth in Section 3(b).

“DTCDRS” has the meaning set forth in Section 4(p).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Inspectors” has the meaning set forth in Section 4(h).

“Investor” has the meaning set forth in the preamble.

“IPO” means the initial underwritten offering of the Common Stock pursuant to the Registration Statement on Form S-1, as amended (Registration No. 333-200072) filed under the Securities Act.

“Long-Form Registration” has the meaning set forth in Section 3(a).

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“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement, including any Shelf Supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Purchase Agreement” has the meaning set forth in the recitals.

“Records” has the meaning set forth in Section 4(h).

“Registrable Securities” means (a) the Shares and any shares of Common Stock issuable upon exercise of the Warrant beneficially owned by the Investor, and (b) any shares of Common Stock issued or issuable with respect to any shares described in subsection (a) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, Investor shall be deemed to be a holder of Registrable Securities whenever Investor has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the Commission has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met, or (iii) such securities have ceased to be outstanding.

“Registration Date” means the date on which the Company becomes subject to Section 13(a) or Section 15(d) of the Exchange Act.

“Registration Statement” means any registration statement of the Company, including the Prospectus, amendments and supplements (including Shelf Supplements) to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

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“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for Investor, except for the fees and disbursements of counsel for the Investor required to be paid by the Company pursuant to Section 5.

“Shares” means 1,415,400 shares of Common Stock issued to the Investor pursuant to the Purchase Agreement.

“Shelf Registration” has the meaning set forth in Section 3(c).

“Shelf Registration Statement” has the meaning set forth in Section 3(c).

“Shelf Supplement” a prospectus supplement filed for the purpose of effecting a Shelf Takedown.

“Shelf Takedown” means and offering pursuant to Rule 415 under the Securities Act or any successor rule thereto.

“Short-Form Registration” has the meaning set forth in Section 3(b).

“Warrant” means that certain warrant grated to Investor to purchase 29,232 shares of common stock dated December 18, 2013.

2.           Termination of Stock Purchase Agreement. Peninsula and the Company hereby agree that, effective upon the consummation of the initial sale of shares of Common Stock in the Company’s IPO, the Stock Purchase Agreement is terminated and no longer of any force or effect.

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3.           Demand Registration.

(a)          At any time after 180 days following the consummation of the initial sale of shares of Common Stock in the Company’s IPO, Investor may request registration under the Securities Act of all or, subject to the immediately following sentence, any portion of its Registrable Securities pursuant to a Registration Statement on Form S-1 or any successor form thereto (each, a “Long-Form Registration”). The request for a Long-Form Registration shall specify the number of Registrable Securities requested to be included in the Long-Form Registration; provided that any such request shall be with respect to at least 500,000 Registrable Securities. The Company shall prepare and file with the Commission a Registration Statement on Form S-1 or any successor form thereto covering all of the Registrable Securities that the Investor has requested to be included in such Long-Form Registration within sixty (60) days after the date on which the initial request is given and shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter; provided, that if at the time of the request to file a Long-Form Registration, the Company is qualified to register the offer and sale of securities for the account of a stockholder under the Securities Act pursuant to a registration statement on Form S-3, the Company may effect the registration requested by Investor on such form in lieu of or a Registration Statement on Form S-1 (such registration being deemed nonetheless for purposes hereof, a Long-Form Registration). The Company shall not be required to effect a Long-Form Registration more than one (1) time for the Investor; provided, that a Registration Statement shall not count as a Long-Form Registration requested under this Section 3(a) unless and until it has become effective (unless the registration is withdrawn at the request of the Investor and the Investor pays all the expenses of such withdrawn registration) and the Investor is able to register and sell at least 75% of the Registrable Securities requested to be included in such registration. A Long-Form Registration shall be an underwritten registration.

(b)          After the Company has become subject to the reporting requirements of the Exchange Act, the Company shall use its reasonable best efforts to qualify and remain qualified to register the offer and sale of securities under the Securities Act pursuant to a Registration Statement on Form S-3 or any successor form thereto. At such time as the Company shall have qualified for the use of a Registration Statement on Form S-3 or any successor form thereto, Investor shall have the right to request an unlimited number of registrations under the Securities Act of all or, subject to the immediately following sentence, any portion of their Registrable Securities pursuant to a Registration Statement on Form S-3 or any similar short-form Registration Statement (each, a “Short-Form Registration” and, collectively with each Long-Form Registration and Shelf Registration (as defined below), a “Demand Registration”). Each request for a Short-Form Registration shall specify the number of Registrable Securities requested to be included in the Short-Form Registration; provided that any such request shall be with respect to at least 250,000 Registrable Securities. The Company shall prepare and file with the Commission a Registration Statement on Form S-3 or any successor form thereto covering all of the Registrable Securities that the Investor has requested to be included in such Short-Form Registration within forty-five (45) days after the date on which the initial request is given and shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter. All Short-Form Registration Statements shall be underwritten registrations.

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(c)          At such time as the Company shall have qualified for the use of a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”), Investor shall have the right to request registration under the Securities Act of all or, subject to the immediately following sentence, any portion of their Registrable Securities for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”). Each request for a Shelf Registration shall specify the number of Registrable Securities requested to be included in the Shelf Registration, provided, that any such request shall be with respect to at least 250,000 Registrable Securities. The Company shall prepare and file with the Commission a Shelf Registration Statement covering all of the Registrable Securities that the Investor has requested to be included in such Shelf Registration within forty-five (45) days after the date on which the initial request is given and shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter.

(d)          The Company shall not be obligated to effect a Demand Registration or a Shelf Registration Statement within ninety (90) days after the effective date of a previous registration in which the Investor was given piggyback rights pursuant to the Stockholders Agreement or otherwise. The Company may postpone for up to six (6) months the filing or the effectiveness of a registration statement for a Demand Registration or a Shelf Registration Statement or any drawdown on or sale using a Shelf Registration Statement if the Company determines that such Demand Registration, Shelf Registration Statement or drawdown on or sale using a Shelf Registration Statement would reasonably be expected to (x) have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to acquire financing, engage in any acquisition of assets (other than in the ordinary course of business) or engage in any merger, consolidation, tender offer, reorganization or similar transaction, (y) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (z) render the Company unable to comply with requirements of the Securities Act or Exchange Act. The Company shall not be obligated to effect, or take any action to effect any registration or any drawdown or sale pursuant to a Shelf Registration during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of a Company initiated registration provided that the Company is actively employing reasonable best efforts to cause such registration to become effective.

(e)          The Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with any offering (pursuant hereto); provided, that such selection shall be subject to the consent of the Investor, which consent shall not be unreasonably withheld or delayed.

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(f)          Subject to the rights of any stockholders pursuant to the Stockholders Agreement to include shares of Common Stock or any other securities in any Demand Registration or Shelf Registration, the Company shall not include in any Demand Registration or Shelf Takedown any securities which are not Registrable Securities without the prior written consent of the Investor, which consent shall not be unreasonably withheld or delayed. If a Demand Registration or Shelf Takedown involves an underwritten offering and the managing underwriter of the requested Demand Registration or Shelf Takedown advises the Company and Investor in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in the Demand Registration or Shelf Takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such Demand Registration or Shelf Takedown would adversely affect the price per share of the Common Stock proposed to be sold in such underwritten offering, the Company shall include in such Demand Registration or Shelf Takedown (i) first, the shares of Common Stock that the Investor proposes to sell, and (ii) second, the shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of the Company and/or other holders of Common Stock) allocated among such Persons in such manner as they may agree (or as specified by the Stockholders Agreement, if applicable).

4.           Registration Procedures. If and whenever Investor requests that the offer and sale of any Registrable Securities be registered under the Securities Act or any Registrable Securities be distributed in a Shelf Takedown pursuant to the provisions of this Agreement, the Company shall use its reasonable best efforts to effect the registration of the offer and sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as soon as practicable and as applicable:

(a)          subject to Section 3(a), Section 3(b) and Section 3(c), prepare and file with the Commission a Registration Statement covering such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to be declared effective;

(b)          in the case of a Long-Form Registration or a Short-Form Registration, prepare and file with the Commission such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all of such Registrable Securities have been disposed of and to comply with the provisions of the Securities Act with respect to the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such Registration Statement;

(c)          within a reasonable time before filing such Registration Statement, Prospectus or amendments or supplements thereto with the Commission, furnish to one counsel selected by Investor copies of such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

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(d)          notify Investor, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement, including a Shelf Supplement, to any Prospectus forming a part of such Registration Statement has been filed with the Commission;

(e)          furnish to Investor such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto, including a Shelf Supplement (in each case including all exhibits and documents incorporated by reference therein), and such other documents as Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(f)          use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as Investor requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Investor to consummate the disposition in such jurisdictions of the Registrable Securities; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 4(f);

(g)          notify Investor at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact or omit any fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of Investor, if the Investor or any underwriter is required to deliver a prospectus, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h)          make available for inspection by Investor, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by Investor or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

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(i)           provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities not later than the effective date of such registration;

(j)           use its reasonable best efforts to cause such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed, on a national securities exchange selected by the Investor;

(k)          in connection with an underwritten offering, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as the Investor or the managing underwriter of such offering reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making appropriate officers of the Company available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities));

(l)           otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission; and

(m)          furnish to Investor and each underwriter, if any, with (i) a written legal opinion of the Company’s outside counsel, dated the closing date of the offering, in form and substance as is customarily given in opinions of the Company’s counsel to underwriters in underwritten registered offerings; and (ii) on the date of the applicable Prospectus, on the effective date of any post-effective amendment to the applicable Registration Statement and at the closing of the offering, dated the respective dates of delivery thereof, a “comfort” letter signed by the Company’s independent certified public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings;

(n)          notify the Investor promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(o)          advise the Investor, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

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(p)          cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144, subject to compliance with the requirements thereof and, if requested by the Company, the provision of an opinion of counsel reasonably acceptable to the Company as to such compliance and related matters, free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as Investor may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement or Rule 144; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System (the “DTCDRS”); and

(q)          otherwise use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

5.           Expenses. All expenses (other than Selling Expenses) incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities shall be paid by the Company, including, without limitation, all (i) registration and filing fees (including, without limitation, any fees relating to filings required to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are listed or quoted); (ii) underwriting expenses (other than Selling Expenses); (iii) expenses of any audits incident to or required by any such registration; (iv) fees and expenses of complying with securities and “blue sky” laws (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities); (v) printing expenses; (vi) messenger, telephone and delivery expenses; (vii) fees and expenses of the Company’s counsel and accountants; (viii) Financial Industry Regulatory Authority, Inc. filing fees (if any); and (ix) reasonable fees and expenses of one counsel for the Investor (selected by the Investor) ; provided, however, that the Company shall not be required to pay for any expenses of any registration if the registration is withdrawn at the request of the Investor (in which case Investor shall bear all the expenses of such withdrawn registration). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audits. Investor shall bear and pay all Selling Expenses.

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6.           Indemnification.

(a)          The Company shall indemnify and hold harmless, to the fullest extent permitted by law, Investor, Investor’s officers, managers, members, partners and Affiliates, each underwriter, broker or any other Person acting on behalf of Investor and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act (a “Controlling Person”), against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon: (i) any misrepresentation, breach of warranty, or nonfulfillment of any covenant or agreement on the part of the Company under this Agreement, the Stockholders Agreement, or under any other agreement to which the Investor and the Company are counter-parties, or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading based upon written information furnished by or on behalf of the Company; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to the Company by Investor expressly for use therein or by Investor’s failure to deliver a copy of the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished Investor with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Securities. This indemnity shall be in addition to any liability the Company may otherwise have.

(b)          In connection with any registration in which Investor is participating, Investor shall furnish to the Company in writing such information as the Company request that is customarily required of selling shareholders for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company, each other person who controls the Company (within the meaning of the Securities Act), each underwriter, broker or other Person acting on behalf of the Investor against any losses, claims, actions, damages, liabilities or expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by Investor; provided, that the obligation to indemnify shall not exceed an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by Investor from the sale of Registrable Securities pursuant to such Registration Statement.

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(c)          Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 6, such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the claims in any such action that are subject or potentially subject to indemnification hereunder, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that, if (i) any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided hereunder, or (ii) such action seeks an injunction or equitable relief against any indemnified party or involves actual or alleged criminal activity, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party’s prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Controlling Person of such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

(d)          If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of Investor, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by Investor from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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7.           Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8.           Rule 144 Compliance. With a view to making available to Investor the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company shall:

(a)          make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Registration Date;

(b)          use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, at any time after the Registration Date; and

(c)          furnish to Investor so long as Investor owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

9.           Preservation of Rights. The Company shall not (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to Investor in this Agreement.

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10.          Termination. This Agreement shall terminate and be of no further force or effect at such time as Investor beneficially owns (determined in accordance with Rule 13d-3 and Rule 13d-5 of the Exchange Act) fewer than 3% of the outstanding shares of Common Stock; provided, that the provisions of Section 5 and Section 6, Section 11, Section 19 and Section 20 shall survive any such termination.

11.          Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11).

If to the Company:	Unique Fabricating, Inc. 800 Standard Parkway Auburn Hills, MI 48326 Facsimile: E-mail: ttekiele@uniquefab.com Attention: Thomas Tekiele, Chief Financial Officer
with a copy to:	Sills Cummis & Gross, P.C. One Riverfront Plaza Newark, NJ 07102 Facsimile: 973-643-6500 E-mail: irosenberg@sillscummis.com Attention: Ira A. Rosenberg

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If to Investor, to Investor’s address as set forth in the register of stockholders maintained by the Company, with a copy to:

If to the Investor:

Peninsula Fund V Limited Partnership
C/O: Peninsula Capital Partners L.L.C.
500 Woodward Avenue, Suite 2800
Detroit, MI 48226
Facsimile:      313-237-5111
E-mail: Reilly@peninsulafunds.com

Attention:     Scott A. Reilly

with a copy to:	Dickinson Wright PLLC 500 Woodward Avenue Suite 4000 Detroit MI 48226 Facsimile: 313-223-3598 E-mail: rbolton@dickinsonwright.com Attention: Richard M. Bolton

12.         Entire Agreement. This Agreement, together with the Stockholders Agreement, and any related exhibits and schedules thereto, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. Notwithstanding the foregoing, in the event of any conflict between the terms and provisions of this Agreement and those of the Stockholders Agreement, the terms and conditions of this Agreement shall control.

13.         Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Investor; provided, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement. Except as otherwise provided herein, the Investor may assign its rights hereunder to any purchaser or transferee of Registrable Securities; provided, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of Investor herein and had originally been a party hereto.

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14.         No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement; provided, however, the parties hereto hereby acknowledge that the Persons set forth in Section 6 are express third-party beneficiaries of the obligations of the parties hereto set forth in Section 6.

15.         Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

16.         Amendment, Modification and Waiver. The provisions of this Agreement may only be amended, modified, supplemented or waived with the prior written consent of the Company and the Investor. No waiver by any party or parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

17.         Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

18.         Remedies. The Investor, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

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19.         Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan without giving effect to any choice or conflict of law provision or rule (whether of the State of Michigan or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of Michigan in each case located in Oakland County, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

20.         Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby. Each party to this Agreement certifies and acknowledges that (a) no representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 20.

21.         Visitation; Inspection; Board Observation. The Company will permit representatives designated by Investor, subject to execution of a confidentiality agreement in form and substance reasonably satisfactory to the Company, to (i) visit and inspect any of the properties of the Company during normal business hours on reasonable advance notice, (ii) examine the corporate and financial records of the Company and make copies thereof or extracts therefrom, and (iii) discuss the affairs, finances and accounts of the Company with the directors, officers, key employees and independent accountants of the Company. In addition to any rights under this Agreement, the Company will permit the Investor, so long as Investor beneficially owns (determined in accordance with Rule 13d-3 and Rule 13d-5 of the Exchange Act) 3% or more of the outstanding shares of Common Stock of the Company and there is no member of the Board of Directors of the Company that was nominated to such position by the Investor, to (a) have one (1) individual authorized to attend all Board of Directors meetings of the Company or any committees thereof (the "Invitee"), (b) provide actual notice of all regular and special meetings of the Company's Board of Directors or any committee thereof in the same manner as provided to directors, and (c) provide to such Invitee a copy of all materials and information distributed at or prior to such meetings or otherwise to the directors of the Company or members of any committee thereof. Such meetings will be held in person at least quarterly. The Invitee shall execute a confidentiality agreement in form and substance reasonably satisfactory to the Company prior to participating in a meeting of the Board or receiving related materials and information. Notwithstanding the foregoing, Invitee may not attend any portion of a meeting of the Board or any committee during which a transaction or agreement with or for the benefit of Investor or any affiliate is being considered by the Board or any committee. The Investor may reasonably require senior management of the Company at any time upon reasonable notice to travel to Investor’s then current office to meet and discuss the Company and any aspect of its business, subject to the requirement that any participants in such meeting execute a confidentiality agreement in form and substance reasonably satisfactory to the Company. The Investor may, at any time, terminate its rights under this Section 21 by providing written notice of such termination to the Company. The rights provided by this Section 21, may only be assigned by the Investor once in a private sale of at least ten (10%) of the Registrable Securities.

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22.         Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

23.         Further Assurances. Each of the parties to this Agreement shall execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and to give effect to the transactions contemplated hereby.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

Unique Fabricating, Inc.

By:	/s/ Richard L. Baum, Jr.

Name: Richard L. Baum, Jr.
Title: Chairman

Peninsula Fund V Limited Partnership
By: Peninsula Fund V Management L.L.C.
Its: General Partner

By: Peninsula Capital Partners L.L.C.
Its: Manager

By:	/s/ Scott A. Reilly
Scott A. Reilly
President and Chief Investment Officer